Otter Creek Long/Short Opportunity Fund
(the “Fund”)
Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated September 11, 2023 to the Summary Prospectus dated February 28, 2023

Otter Creek Advisors, LLC, (the “Advisor), the investment advisor to the Fund, regrets to inform the Fund’s shareholders that Keith Long, co-founder and a principal of the Advisor and a portfolio manager of the Fund, died on August 21, 2023. As of his passing, Mr. Long ceased being a principal of the Advisor and a portfolio manager of the Fund. All references to Keith Long in the Summary Prospectus are hereby removed.

Please retain this Supplement with the Summary Prospectus.